STATEMENT OF OPERATIONS (FY) - USD ($)	1 Months Ended	3 Months Ended	9 Months Ended
	Dec. 31, 2020	Sep. 30, 2021	Sep. 30, 2021
STATEMENT OF OPERATIONS [Abstract]
Formation cost	$ 10,951	$ 645,123	$ 964,205
Net income (loss)	$ (10,951)	$ 7,757,409	$ 5,021,944
Basic and diluted weighted average shares outstanding (in shares)	0	34,500,000	24,895,604
Basic and diluted net loss per ordinary share (in dollars per share)	$ 0	$ 0.18	$ 0.15